Offerings - Offering: 1	Sep. 29, 2025 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 36,927,858.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 5,099.74
Offering Note	Estimated for purposes of calculating the amount of the filing fee only. The amount is based upon the offer to purchase up to 3,096,041 Shares outstanding (approximately 5.00% of the net assets of the Fund as of August 31, 2025).